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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        DATE OF REPORT JANUARY 27, 1999
              (Date of earliest event reported--November 19, 1998)

                                LOTTOWORLD, INC.
               (Exact name of registrant as specified in charter)

           Florida                            0-25624                            65-0399794
  (State of other jurisdiction                (Commission                        (IRS Employer
      of incorporation)                       File Number)                       Identification No.)


                          SUITE 200,2150 GOODLETTE ROAD
                              NAPLES, FLORIDA 34102
                    (Address of principal executive offices)


                                 (941) 643-1677
              (Registrant's telephone number, including area code)
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

On November 19, 1998, the Registrant filed a voluntary petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Florida. No Receiver or Trustee has been appointed with respect to the assets of the Registrant. The Registrant continues to be in possession of its assets as a debtor-in-possession. The Bankruptcy Judge presiding over the proceeding is Judge Alexander Paskay and the Case No. is 1-98-20375-9PI.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       LOTTOWORLD, INC.



Date: January 27, 1999                 By: /s/ A. Richard Holman
                                           -------------------------------------
                                           A. Richard Holman, President